UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2017

GLOBAL PARTNER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

1 Rockefeller Plaza, 11th Floor, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

(646) 756-2877
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by Global Partner Acquisition Corp., a Delaware corporation (the “Company” or “GPAC”), in making presentations to certain of the Company’s stockholders and other persons with respect to the transactions contemplated by the Merger Agreement described below.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed by the Company on November 3, 2017, on November 2, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, PRPL Acquisition, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), Purple Innovation, LLC, a Delaware limited liability company (“Purple”), InnoHold, LLC, a Delaware limited liability company and the sole equity holder of Purple, and Global Partner Sponsor I LLC, solely in its capacity thereunder as the representative of the Parent after the consummation of the transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, the Company will acquire Purple’s business through a merger of Merger Sub with and into Purple, with Purple being the survivor in the merger (the “Business Combination,” and together with the other transactions contemplated by the Merger Agreement (the “Transactions”).

On November 6, 2017, the Company issued a joint press release with Purple announcing the filing of a proxy statement for the Business Combination and the Investor Presentation. The joint press release of the Company and Purple is attached as Exhibit 99.2 hereto and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “may”, “seek,” “target” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include the timing of the Business Combination; the ability of GPAC and Purple to consummate the Transactions; the business plans, objectives, expectations and intentions of the parties once the Transactions are complete; and GPAC’s and Purple’s future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Purple or GPAC following the announcement of the proposed Business Combination and the other Transactions contemplated thereby; the inability to complete the proposed Business Combination or the other Transactions due to the failure to obtain approval of the stockholders of GPAC, or other conditions to Closing in the Merger Agreement; the inability to maintain the listing of GPAC’s common stock and warrants on The NASDAQ Capital Market or any other stock exchange following the proposed Business Combination; the risk that the proposed Business Combination or the other Transactions may disrupt current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the proposed Business Combination or the other Transactions, which may be affected by, among other things, competition and the inability of the combined business to grow and manage growth profitably; Purple’s ability to execute its plans to develop and market new products and the timing and costs of these development programs; Purple’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Purple’s products; the success of other competing cushioning and bedding technologies that exist or may become available; Purple’s ability to identify and integrate acquisitions; the performance of Purple’s products; rising costs adversely affecting Purple’s profitability; costs related to the proposed Business Combination or the other Transactions; the intense competition in the industry; the possibility that Purple or GPAC may be adversely affected by other economic, business, and/or competitive factors; the risk of loss of key personnel or inability to recruit talent; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAC and Purple.

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Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in the preliminary and definitive proxy statement filed by GPAC with the SEC when available. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. GPAC and Purple disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Transactions and Where to Find It

In connection with the Business Combination and the other Transactions, GPAC will file preliminary and definitive proxy statements with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GPAC are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with GPAC’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination and the other Transactions because the proxy statements will contain important information about the Business Combination and the other Transactions and the parties to it. The definitive proxy statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the Business Combination and the other Transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 1 Rockefeller Plaza, 11th Floor, New York, New York 10020, e-mail: info@globalpartnerac.com.

Participants in the Solicitation

GPAC, Purple, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the Business Combination and the other Transactions. Information regarding the participants is available in the preliminary proxy statement filed by GPAC with the SEC on November 6, 2017. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the preliminary proxy statement, which can be obtained free of charge from the sources indicated above.

Disclaimer

This report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Partner Acquisition Corp.

By:	/s/ Andrew Cook
Name: Title:	Andrew Cook Chief Financial Officer and Secretary

Date: November 6, 2017

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EXHIBIT INDEX

Exhibit	Description

99.1	Investor Presentation.

99.2	Press release dated November 6, 2017.

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